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                                                                   EXHIBIT 23.03
                                                                   -------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 27, 2000, included in Egghead.com, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.

                                                       /s/ Arthur Andersen LLP

Portland, Oregon
August 3, 2000